UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2017

EXPRESS SCRIPTS HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number including area code: 314-996-0900

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 8.01.	Other Events

Guarantor Financial Information

Express Scripts Holding Company, a Delaware corporation (the “Company”), is concurrently filing a Registration Statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) pursuant to which the Company may, from time to time, offer debt securities that are guaranteed by certain of the Company's subsidiaries. The Company is filing this Current Report on Form 8-K to provide updated financial information pursuant to Rule 3-10 of Regulation S-X in respect of (i) the Company’s audited consolidated financial statements and notes thereto for the year ended December 31, 2016 and (ii) the Company’s unaudited consolidated financial statements and notes thereto for the three and nine months ended September 30, 2017.  As previously disclosed, on October 26, 2017, each of the guarantors under the indentures governing the Company’s outstanding senior notes (including notes issued by Express Scripts, Inc. and Medco Health Solutions, Inc.), other than the Company, Express Scripts, Inc. and Medco Health Solutions, Inc., was automatically released from all of its respective obligations under such indentures and its respective guarantees of such notes.  The updated financial information included as part of this Current Report on Form 8-K pursuant to Rule 3-10 of Regulation S-X reflects the release of the guarantees.  See Note 12 to the Company’s audited consolidated financial statements for the year ended December 31, 2016 and Note 12 to the Company’s unaudited consolidated financial statements for the three and nine months ended September 30, 2017.

This Current Report on Form 8-K includes (i) Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 14, 2017 (the “Annual Report”), with amendments to the financial information included therein pursuant to Rule 3-10 of Regulation S-X and (ii) Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed with the SEC on October 24, 2017 (the “Quarterly Report”), with amendments to the financial information included therein pursuant to Rule 3-10 of Regulation S-X.  Except for matters noted above, no other information in the Annual Report or the Quarterly Report is being updated for events or developments that occurred subsequent to the filing of the Annual Report or the Quarterly Report, respectively.  More current information is contained in the Company’s filings with the SEC.  These other filings contain important information regarding events and developments of the Company that have occurred since the filing of the Annual Report and the Quarterly Report.

Legal Proceedings

The Company recently became aware of the following two legal proceedings against its subsidiary United Biosource Corporation (“UBC”). The Company cannot ascertain with any certainty at this time the monetary damages or injunctive relief that any of the plaintiffs may recover. The Company also cannot provide any assurance that the outcome of either of these matters, or both of them in the aggregate, will not be materially adverse to the Company’s financial condition, results of operations, cash flows or business prospects. In addition, the expenses of defending these cases, along with the Company’s other litigation matters, may have a material adverse effect on the Company’s financial results.

•
MSP Recovery Claims, Series LLC, MAO-MSO Recovery II, LLC, MSP Recovery, LLC, MSPA Claims 1, LLC v. Mallinckrodt Ard, Inc., f/k/a Questcor Pharmaceuticals, Inc., Mallinckrodt  PLC, and United Biosource Corporation (United States District Court for the Central District of California)(Antitrust Class Action re Acthar, filed October 30, 2017).  A complaint was filed against UBC, Mallinckrodt Ard, Inc. and Mallinckrodt PLC (together with Mallinckrodt Ard, Inc., “Mallinckrodt”).  Mallinckrodt is the manufacturer of Acthar Gel (“Acthar”), which is a therapeutic adrenocorticotropic hormone (ACTH).  The allegations in the complaint are similar to those made in The City of Rockford lawsuit filed in Illinois in April.  See “Note 10—Commitments and contingencies” in Item 1 of the Quarterly Report, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.  With respect to Acthar, the plaintiffs allege that Mallinckrodt held a monopoly in the United States, protected that monopoly by acquiring its only potential competitor and used monopoly power to raise the price of Acthar, and that defendants collectively engaged in vertical price fixing. The plaintiffs allege violations of Sections 1-3 of the Sherman Antitrust Act of 1890, unjust enrichment and violations of the antitrust and/or consumer protection statutes of 32 U.S. states. The plaintiffs seek treble damages, equitable relief and attorneys' fees and costs.

•
Health Choice Alliance, LLC, on behalf of the United States of America, et al. v. Eli Lilly and Company, Inc., Healthstar Communications, Inc., VMS Biomarketing, Covance, Inc., and United Biosource Corporation (United States District Court for the Eastern District of Texas) (Unintervened Qui Tam re Insulin & Osteoporosis, filed June 15, 2017 and unsealed October 31, 2017).  A lawsuit was filed against Eli Lilly and Company, Inc. (“Lilly”) and its vendors, including UBC, regarding services Lilly engaged them to provide with respect to insulin drugs Humalog and Humulin and osteoporosis drug Forteo (collectively, the “Lilly Products”).  The relator claims that: (1) Healthstar Communications, Inc. and VMS Biomarketing assisted Lilly in providing in-kind remuneration to prescribers in the form of free nursing services to induce such prescribers to prescribe the Lilly Products; (2) Lilly contracted with and paid remuneration to nurse educators to recommend the Lilly Products; and (3) Covance, Inc. and UBC assisted Lilly in providing in-kind remuneration to prescribers in the form of reimbursement support services that saved prescribers administrative expenses, which services were provided to induce such prescribers to prescribe the Lilly Products.  The relator alleges these were kickbacks that violated the federal Anti-Kickback Statute.  The relator alleges that the defendants violated the federal False Claims Act and state false claims acts by submitting claims for payment for the Lilly Products to government health programs, including Medicare and Medicaid, that were rendered false by virtue of the violations of the federal Anti-Kickback Statute.  The relator seeks treble damages, civil penalties and restitution.

While we believe the Company and its subsidiaries’ services and business practices are in substantial compliance with applicable laws, rules and regulations in all material respects, we cannot predict the outcome of the above actions at this time. An unfavorable outcome in one or more of these matters could result in the imposition of judgments, monetary fines or penalties or injunctive or administrative remedies. It is not possible to predict with certainty the outcome of these claims, and we can give no assurance that any losses in excess of our insurance will not be materially adverse to our financial results.

Item 9.01.	Financial Statements and Exhibits.

(d)          The following Exhibits are filed as part of this report on Form 8-K.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Revised Consolidated Financial Statements of Express Scripts Holding Company and notes thereto for the year ended December 31, 2016, including the report of PricewaterhouseCoopers LLP thereon.

99.2	Revised Unaudited Consolidated Financial Statements of Express Scripts Holding Company and notes thereto for the three and nine months ended September 30, 2017.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Revised Consolidated Financial Statements of Express Scripts Holding Company and notes thereto for the year ended December 31, 2016, including the report of PricewaterhouseCoopers LLP thereon.

99.2	Revised Unaudited Consolidated Financial Statements of Express Scripts Holding Company and notes thereto for the three and nine months ended September 30, 2017.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2017	EXPRESS SCRIPTS HOLDING COMPANY

	By:	/s/ Martin Akins
Name: Martin Akins
Title: Senior Vice President and General Counsel